Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2065 Fund
December 31, 2023
AFF65-NPRT3-0224
1.9895825.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.29% to 5.3% 2/29/24 to 3/21/24 (b) (Cost $247,795)	250,000	247,821

Domestic Equity Funds - 49.6%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	620,912	9,636,549
Fidelity Advisor Series Growth Opportunities Fund (c)	532,186	6,827,946
Fidelity Advisor Series Small Cap Fund (c)	290,956	3,532,204
Fidelity Series All-Sector Equity Fund (c)	295,648	3,184,128
Fidelity Series Commodity Strategy Fund (c)	9,492	879,225
Fidelity Series Large Cap Stock Fund (c)	663,697	12,968,641
Fidelity Series Large Cap Value Index Fund (c)	86,831	1,278,158
Fidelity Series Opportunistic Insights Fund (c)	403,142	7,603,264
Fidelity Series Small Cap Core Fund (c)	2,279	25,640
Fidelity Series Small Cap Opportunities Fund (c)	333,301	4,632,880
Fidelity Series Stock Selector Large Cap Value Fund (c)	578,161	7,550,788
Fidelity Series Value Discovery Fund (c)	514,507	7,655,863
TOTAL DOMESTIC EQUITY FUNDS (Cost $61,478,383)		65,775,286

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	252,999	3,716,549
Fidelity Series Emerging Markets Fund (c)	425,627	3,600,805
Fidelity Series Emerging Markets Opportunities Fund (c)	831,915	14,417,082
Fidelity Series International Growth Fund (c)	612,323	10,489,097
Fidelity Series International Small Cap Fund (c)	123,410	2,093,039
Fidelity Series International Value Fund (c)	896,390	10,460,869
Fidelity Series Overseas Fund (c)	805,242	10,443,992
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $52,329,240)		55,221,433

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	16,893	129,403
Fidelity Series Emerging Markets Debt Fund (c)	82,362	638,306
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	19,346	181,268
Fidelity Series Floating Rate High Income Fund (c)	13,280	119,917
Fidelity Series High Income Fund (c)	73,141	615,116
Fidelity Series International Credit Fund (c)	595	4,747
Fidelity Series Investment Grade Bond Fund (c)	19,789	199,874
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,290,440	7,561,979
Fidelity Series Real Estate Income Fund (c)	13,662	129,652
TOTAL BOND FUNDS (Cost $10,017,009)		9,580,262

Short-Term Funds - 1.4%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	214,672	214,715
Fidelity Series Government Money Market Fund 5.43% (c)(e)	1,674,164	1,674,164
TOTAL SHORT-TERM FUNDS (Cost $1,888,879)		1,888,879

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $125,961,306)	132,713,681
NET OTHER ASSETS (LIABILITIES) - 0.0%	(18,747)
NET ASSETS - 100.0%	132,694,934

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	27	Mar 2024	3,048,047	76,218	76,218
CBOT 5-Year U.S. Treasury Note Contracts (United States)	42	Mar 2024	4,568,484	74,697	74,697
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	Mar 2024	624,688	42,491	42,491

TOTAL PURCHASED					193,406

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	4	Mar 2024	964,000	(32,005)	(32,005)
ICE MSCI EAFE Index Contracts (United States)	1	Mar 2024	112,620	(4,282)	(4,282)
ICE MSCI Emerging Markets Index Contracts (United States)	19	Mar 2024	982,015	(43,362)	(43,362)

TOTAL SOLD					(79,649)

TOTAL FUTURES CONTRACTS					113,757
The notional amount of futures purchased as a percentage of Net Assets is 6.2%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $247,821.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	481,218	266,503	1,049	-	-	214,715	0.0%
Total	-	481,218	266,503	1,049	-	-	214,715

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	5,791,950	3,647,276	987,198	501,675	(1,721)	1,186,242	9,636,549
Fidelity Advisor Series Growth Opportunities Fund	4,095,889	2,352,518	974,245	22,128	(13,604)	1,367,388	6,827,946
Fidelity Advisor Series Small Cap Fund	2,331,993	1,405,135	513,330	134,696	(31,967)	340,373	3,532,204
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	532,338	269,029	635,491	4,927	(37,244)	771	129,403
Fidelity Series All-Sector Equity Fund	2,093,796	987,804	235,276	144,736	2,667	335,137	3,184,128
Fidelity Series Canada Fund	2,481,397	1,376,909	379,003	119,302	10,884	226,362	3,716,549
Fidelity Series Commodity Strategy Fund	640,967	422,728	129,036	35,980	(1,824)	(53,610)	879,225
Fidelity Series Emerging Markets Debt Fund	116,871	512,087	17,667	10,475	(295)	27,310	638,306
Fidelity Series Emerging Markets Debt Local Currency Fund	39,188	147,918	5,390	8,663	(1)	(447)	181,268
Fidelity Series Emerging Markets Fund	1,658,778	2,107,842	289,335	83,255	(41,800)	165,320	3,600,805
Fidelity Series Emerging Markets Opportunities Fund	9,416,751	5,824,989	1,444,640	387,923	(114,883)	734,865	14,417,082
Fidelity Series Floating Rate High Income Fund	86,086	49,348	17,311	8,167	163	1,631	119,917
Fidelity Series Government Money Market Fund 5.43%	1,071,281	2,158,808	1,555,925	40,137	-	-	1,674,164
Fidelity Series High Income Fund	-	606,456	6,409	5,034	19	15,050	615,116
Fidelity Series International Credit Fund	4,456	170	-	170	-	121	4,747
Fidelity Series International Developed Markets Bond Index Fund	-	3,861	3,774	13	(87)	-	-
Fidelity Series International Growth Fund	6,556,128	3,743,107	619,327	129,637	(8,701)	817,890	10,489,097
Fidelity Series International Small Cap Fund	1,808,258	788,181	582,812	69,099	(178,729)	258,141	2,093,039
Fidelity Series International Value Fund	6,539,824	3,746,155	664,218	323,022	(1,362)	840,470	10,460,869
Fidelity Series Investment Grade Bond Fund	1,928,076	1,579,969	3,262,506	67,047	(41,719)	(3,946)	199,874
Fidelity Series Large Cap Stock Fund	8,426,736	4,199,961	737,827	617,482	7,808	1,071,963	12,968,641
Fidelity Series Large Cap Value Index Fund	898,990	445,646	129,719	49,287	(5,697)	68,938	1,278,158
Fidelity Series Long-Term Treasury Bond Index Fund	5,421,269	3,960,028	1,539,643	164,737	(372,795)	93,120	7,561,979
Fidelity Series Opportunistic Insights Fund	4,994,455	2,102,528	681,418	75,693	32,375	1,155,324	7,603,264
Fidelity Series Overseas Fund	6,550,230	3,793,197	651,831	164,923	6,007	746,389	10,443,992
Fidelity Series Real Estate Income Fund	158,594	67,515	95,223	9,072	(4,312)	3,078	129,652
Fidelity Series Short-Term Credit Fund	62,293	6,226	68,363	1,114	433	(589)	-
Fidelity Series Small Cap Core Fund	-	23,304	988	396	46	3,278	25,640
Fidelity Series Small Cap Opportunities Fund	2,849,577	1,527,023	281,520	41,435	(18,114)	555,914	4,632,880
Fidelity Series Stock Selector Large Cap Value Fund	5,305,855	2,775,872	1,053,974	333,095	(96,376)	619,411	7,550,788
Fidelity Series Value Discovery Fund	5,419,937	3,136,137	1,101,679	344,553	(72,116)	273,584	7,655,863
	87,281,963	53,767,727	18,665,078	3,897,873	(982,945)	10,849,478	132,251,145

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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